                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for  use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Quaker Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify  the  previous  filing  statement  registration number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing party:

(4)  Date filed:

                             QUAKER INVESTMENT TRUST
                              309 Technology Drive
                           Malvern, Pennsylvania 19355

                                 PROXY MATERIALS

                           Quaker Small-Cap Trend Fund

Dear Shareholders:

     I am writing  to let you know that a Special  Meeting  of  Shareholders  of
Quaker  Small-Cap Trend Fund (the "Fund"),  a series of Quaker  Investment Trust
(the  "Trust")  will  be  held  at the  offices  of the  Trust,  located  at 309
Technology Drive,  Malvern,  Pennsylvania 19355, on April 24, 2006 at 1:00 p.m.,
Eastern time (the "Meeting"). You are being asked to consider and approve a Plan of  Liquidation  and  Dissolution  (the "Plan"),  which would result in the Fund being liquidated and the proceeds from your shares of the Fund being distributed to you. This package contains information about the proposal, which includes the
Notice of Meeting, Proxy Statement and Proxy Card to be used for voting.

     Please  read the  enclosed  materials  and cast your vote on the Proxy Card enclosed.  Please vote your shares promptly. Your vote is extremely important no matter how large or small your holdings may be.

     The Board of Trustees of the Trust (the "Board"), including the Independent
Trustees,  are responsible  for protecting your interests as a shareholder.  The
Board has unanimously  approved the Plan after studying other alternatives,  and believes it to be in the best interests of the  shareholders  of the Fund.  They recommend unanimously that you vote FOR the proposal.

     The following Q&A is provided to assist you in understanding  the proposal.
The proposal is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy.  Everything  you need is  enclosed.  To cast your vote,  simply  complete the Proxy Card enclosed in this package and return it by mail in the  postage-paid  envelope  provided,  or vote by telephone or over the
Internet.

     Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up  solicitations  and possible  adjournments, please  take the time to read the  Proxy  Statement  and cast your  vote.  It is important that your vote be received no later than April 16, 2006.

     Should you have any questions  before you vote,  please call  Computershare
Fund  Services,   Inc.   ("Computershare"),   the  Fund's  proxy  solicitor,  at
1-866-223-3951 (toll-free).  Thank you in advance for considering this issue and for promptly returning your Proxy Card.

                                        By Order of the Board of Trustees,

                                        __________________
                                        David K. Downes
                                        Chairman

March 21, 2006

                                       2

                        IMPORTANT SHAREHOLDER INFORMATION

     Below is a brief  overview of the  proposal to be voted upon.  Your vote is important.  Please read the full text of the enclosed Proxy Statement, which you should  retain  for  future  reference.  If you need  another  copy of the Proxy
Statement, please call Computershare Fund Services, Inc. ("Computershare"),  the
Fund's proxy solicitor, at 1-866-223-3951 (toll-free).

Who is asking for my vote?

     The  Board  of  Trustees  (the  "Board")  of the  Trust  (the  "Trust")  is
requesting  your vote at the Special  Meeting of  Shareholders of the Fund to be
held on April 24, 2006 or any adjournments thereof (the "Meeting").

What proposal am I being asked to vote on?

     You  are  being  asked  to  approve  a  proposal  for the  liquidation  and dissolution of Quaker  Small-Cap Trend Fund, a series of the Trust,  pursuant to the Plan of Liquidation and Dissolution (the "Plan").

Why am I being asked to vote on the liquidation and dissolution at this time?

     The  Board  is  seeking   shareholder   approval  of  the  liquidation  and
dissolution at the Meeting in consideration of the shareholder's best interests.

     The  Board  has  reviewed  the  small  amount of assets in the Fund and the
Fund's  negative  performance in comparison to its benchmark.  In addition,  the
Board considered the fact that the Fund's subadviser,  TrendStar  Advisors,  LLC
("TrendStar"),  also manages a no-load mutual fund with the same strategy as the
Fund so that an investor  interested  in  investing  in a mutual fund managed by
TrendStar would likely invest in a no-load fund rather than the Quaker Small-Cap
Trend Fund,  which has a load. The Board believes that the Fund is not likely to attract any significant  assets in the future given these factors.  As a result,
Quaker Funds,  Inc., the Fund's adviser  ("Adviser"),  has recommended,  and the
Board unanimously agreed, that liquidation and dissolution of the Fund is in the shareholder's best interest.

COMMON QUESTIONS AND GENERAL INFORMATION

Has the Board approved the proposal?

     Yes. The Board has  unanimously  approved the Plan and recommends  that you vote to approve it.

How many votes am I entitled to cast?

     As a  shareholder,  you are  entitled to one vote for each full share and a fractional vote for each fractional share of the Fund that you own on the record date. The record date is February 28, 2006.

How do I vote my shares?

     You can vote your shares by completing  and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope or you can vote your shares by telephone or over the Internet. If you

specify a vote for the proposal,  your proxy will be voted as you  indicate.  If you simply sign,  date, and return the Proxy Card, but do not specify a vote for the  proposal,  your  proxy  will be  voted  FOR the  proposal.  If you need any assistance,  or have any questions regarding the proposal or on how to vote your shares, please call Computershare at 1-866-223-3951 (toll-free).

How do I sign the Proxy Card?

Individual Accounts: Shareholders  should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:      Either owner may sign, but the name of the person signing
                     should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, if Ms. Ann B. Collins serves as a trustee for a
                     trust account or other type of entity, she should sign,
                     "Ann B. Collins, Trustee."

How can I find more information?

     The Trust will furnish,  without charge,  a copy of the Trust's most recent annual report and semi-annual  report to shareholders of the Fund, upon request, which  request may be made either by writing to the Trust at the address  listed at the top of the Notice of Special  Meeting of  Shareholders  or by calling the
Trust at 1-800-220-8888 (toll-free).

                                       2

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be held on April 24, 2006

                           Quaker Small-Cap Trend Fund

                                   A series of
                             Quaker Investment Trust
                              309 Technology Drive
                           Malvern, Pennsylvania 19355
                                 1-800-220-8888

To the Shareholders:

     NOTICE IS HEREBY GIVEN that Quaker Investment Trust (the "Trust") will hold a Special Meeting of Shareholders (the "Meeting") for the Quaker Small-Cap Trend
Fund (the "Fund"),  which shall be held at the offices of the Trust,  located at
309 Technology  Drive,  Malvern,  Pennsylvania  19355, on April 24, 2006 at 1:00
p.m.,  Eastern time for the following  purposes as described in the accompanying
Proxy Statement:

     1.   To approve the  liquidation of the assets and  dissolution of the Fund pursuant to the provisions of the Plan of Liquidation  and Dissolution approved by the Board of Trustees of the Trust; and

     2.   To  transact  such other  business  as may  properly  come  before the
          Meeting or any adjournments thereof.

     Shareholders  of record of the Fund as of the close of business on February
28,  2006 are  entitled  to  notice  of,  and to vote  at,  the  Meeting  or any adjournments  thereof.  Each share of the Fund is  entitled  to one vote,  and a proportional fractional vote for each fractional share held, with respect to the proposal.  If you have  returned  the Proxy Card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the  Meeting,  by  itself,  will not revoke a  previously  tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card by mail in the enclosed  postage-paid envelope provided or by voting by telephone or over the Internet. Your vote is important.

                                           By Order of the Board of Trustees,

                                           __________________
                                           David K. Downes
                                           Chairman
March 21, 2006

     To secure the largest  possible  representation  and to save the expense of further  mailings,  please mark your Proxy  Card,  sign it, and return it in the enclosed envelope,  which requires no postage if mailed in the United States, or vote by telephone or over the Internet. You may revoke your Proxy at any time at or before the Meeting or vote in person if you attend the  Meeting,  as provided in the attached Proxy Statement.

     Please  sign and  promptly  return  the  Proxy  Card in the  self-addressed envelope, or vote by telephone or over the Internet, regardless of the number of shares owned.

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                          Page

Introduction..................................................................1

What are Shareholders of the Funds Being Asked to Vote On?....................2

Proposal:  To Approve the Liquidation and Dissolution of the Fund Pursuant

  Shareholders may redeem shares or exchange Fund shares for

Exhibit A - Plan of Liquidation and Dissolution of

                                 PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS OF

                           Quaker Small-Cap Trend Fund

                          TO BE HELD ON APRIL 24, 2006

     This Proxy Statement  solicits  proxies to be voted at a Special Meeting of
Shareholders (the "Meeting") for the Quaker Small-Cap Trend Fund (the "Fund"), a
series of Quaker Investment Trust (the "Trust"), a Massachusetts business trust.
At the Meeting,  shareholders of the Fund will be asked to approve or disapprove the liquidation and dissolution of the Fund (the "Liquidation"). If shareholders of the Fund vote to approve the Liquidation,  all of the assets of the Fund will be  liquidated.  No sales  charges or  redemption  fees will be imposed upon the proceeds in connection with the Liquidation.

     The  Meeting  will be held at the  offices  of the Trust at 309  Technology
Drive,  Malvern,  Pennsylvania  19355,  on April 24, 2006 at 1:00 p.m.,  Eastern
time, as may be adjourned  from time to time. The Board of Trustees of the Trust
(the "Board") is soliciting  proxies from  shareholders of the Fund with respect to the proposal set forth in the accompanying notice.

     The  principal  office of the Trust is  located  at 309  Technology  Drive,
Malvern, Pennsylvania 19355. You can reach the offices of the Trust by telephone by calling 1-800-220-8888.

     It is anticipated  that this Proxy Statement and related  materials will be sent to shareholders of the Fund on or about March 21, 2006.

                                  INTRODUCTION

     The Board has unanimously  approved the  Liquidation.  Such approval by the
Board and consent by a majority of the shareholders of the Fund with a quorum is sufficient  under the  Trust's  Amended  and  Restated  Declaration  of Trust to
authorize the Liquidation.

     The Board also unanimously approved the Plan of Liquidation and Dissolution
(the "Plan"),  a copy of which is attached as Exhibit A to this Proxy Statement.
The Plan will govern the Liquidation.  Under the Plan, the Fund's assets will be liquidated  at  market  prices  and on such  terms and  conditions  as the Board determines  to be  reasonable  and in the  best  interests  of the  Fund and its shareholders  in  light of the  circumstances  in which  they  are  sold.  After satisfactory  resolution of any claims pending  against the Fund and the payment of, or provision for, all of the Fund's  expenses,  the Fund's  remaining assets will be distributed to Fund  shareholders  on a pro rata basis in liquidation of the Fund. As of the date of this Proxy  Statement,  there are no claims  pending against  the Fund.  It is expected  that the  liquidation  distribution  to Fund shareholders  will be made in cash on the  Liquidation  Date (as defined below).
Under the Plan,  the Fund will bear all of the expenses  incurred by the Fund in connection with the Liquidation,  except that Quaker Funds, Inc. (the "Adviser")
will continue its existing voluntary  investment  advisory expense waiver to the extent that the Fund's total

operating  expenses  exceed a certain percent as described in the Fund's current prospectus  and will  pay for the  cost of  Computershare  Fund  Services,  Inc.
("Computershare"), the Fund's proxy solicitor.

     This Proxy  Statement  is being  furnished  to the Fund's  shareholders  to provide them with certain  information  concerning the Liquidation in accordance with the  requirements  of the  Investment  Company Act of 1940, as amended (the
"Investment  Company  Act"),  and  the  Securities  Exchange  Act of  1934  (the
"Exchange Act") and the rules and regulations promulgated thereunder,  including
Regulation 14A.

            WHAT ARE SHAREHOLDERS OF THE FUND BEING ASKED TO VOTE ON?

                    PROPOSAL: TO APPROVE THE LIQUIDATION AND
                     DISSOLUTION OF THE FUND PURSUANT TO THE
                               PLAN OF LIQUIDATION

Why am I being asked to vote on this proposal?

     The Adviser, located at 309 Technology Drive, Malvern,  Pennsylvania 19355,
currently  serves  as the  investment  adviser  to the Fund  under  an  Advisory
Agreement,  which was previously  approved by the Board and the  shareholders of the Fund.  The  Adviser  has served as a sponsor to the Trust  since the Trust's inception in 1990, and is a Pennsylvania corporation registered as an investment adviser under the Investment  Advisers Act of 1940, as amended.  Since 2004, the
Adviser has served as an  investment  adviser to the Fund.  Additionally,  since their  respective  dates of  formation,  the  Adviser (or a  predecessor  entity controlled  by the same  shareholders  of the Adviser) has served as  investment adviser to Quaker Strategic Growth Fund (1996),  Quaker Core Equity Fund (1996),
Quaker Fixed Income Fund (1996),  Quaker  Small-Cap  Growth Fund (2000),  Quaker
Mid-Cap Value Fund (2000),  Quaker  Small-Cap Value Fund (2000),  Quaker Capital
Opportunities  Fund (2002),  Quaker Biotech  Pharma-Healthcare  Fund (2002), and
Geewax Terker Core Value Fund (2002). Since the Adviser's  organization,  it has served as the investment  manager to each of the Funds referenced above and each other  series of the Trust that had existed  from time to time in the past.  The
Adviser currently manages only the Funds referenced above,  which comprise total assets of  approximately  $1.1 billion as of January 31, 2006.  Mr. Jeffry King,
Sr. is the Chairman,  Chief Executive Officer, and a director of the Adviser, as well as the Chief Executive Officer and Treasurer of the Trust. Mr. King and Ms.
Laurie Keyes, Mr. King's spouse,  collectively own 100% of the total outstanding equity of the Adviser.  Ms. Keyes is the Chief Financial  Officer and a director of the Adviser. Mr. King and Ms. Keyes also serve as Trustees of the Trust.

     The  Board  is  seeking  shareholder  approval  of the  Liquidation  at the
Meeting.

     The Board has determined  that it is advisable and in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund. On January 17,
2006, the Board,  including all of the Trustees who are not "interested persons"
(as that term is defined in the Investment Company Act) of the Fund, unanimously approved  the  Liquidation.  On  February  9,  2006,  the Board  considered  and unanimously  adopted  the  resolution  approving  the  Plan  as  the  method  of liquidating  and  dissolving  the Fund and directed  that it be submitted to the shareholders of the

Fund for  consideration.  Several  factors,  including  those  described  below, influenced the Board's determination that the Fund be closed and liquidated.

     The  Board  had  reviewed  the  small  amount of assets in the Fund and the
Fund's  negative  performance in comparison to its benchmark.  In addition,  the
Board considered the fact that the Fund's subadviser,  TrendStar  Advisors,  LLC
("TrendStar"),  also manages a no-load mutual fund with the same strategy as the
Fund so that an investor  interested  in  investing  in a mutual fund managed by
TrendStar would likely invest in a no-load fund rather than the Quaker Small-Cap
Trend Fund,  which has a load. The Board believes that the Fund is not likely to attract any  significant  assets in the future  given these  factors.  Since the
Fund's  inception  in  2004,  the  Adviser  had  been  voluntarily  waiving  its investment  advisory  fees for the Fund to the extent  that the total  operating expenses  exceed  a  certain  percent.  Notwithstanding  the  expense  reduction measures taken by the Adviser,  the Fund has not attracted  sufficient assets to become economically self-sufficient.  Additionally,  the Adviser reported to the
Board that it believed that reasonable  marketing  efforts of the Fund would not increase  the Fund's size.  As a result,  the Adviser had  recommended,  and the
Board  unanimously  agreed,  that the Liquidation is in the  shareholder's  best interest.

     Under the Plan,  the Fund's  assets will be liquidated at market prices and on such terms and conditions as the Board determines to be reasonable and in the best interests of the Fund and its shareholders in light of the circumstances in which they are sold. After satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund's  expenses,  the
Fund's remaining  assets will be distributed to Fund  shareholders on a pro rata basis in  liquidation.  As of the date of this  Proxy  Statement,  there  are no
claims  pending   against  the  Fund.  It  is  expected  that  the   liquidation
distribution to Fund  shareholders  will be made in cash on the Liquidation Date
(as  defined  below).  Under  the Plan,  the Fund will bear all of the  expenses incurred by the Fund in connection with the Liquidation, except that the Adviser will continue its existing voluntary  investment  advisory expense waiver to the extent that the total  operating  expenses exceed a certain percent as described in the Fund's current prospectus and will pay for the cost of Computershare, the
Fund's proxy solicitor.

Shareholder options

     Shareholders are free to redeem their shares without a redemption fee prior to the Effective Date (as defined below) of the Plan.

     Additionally,  shareholders  have several  options for the  disposition  of their shares of the Fund. Picking the right option will depend on the individual
shareholder's  particular  circumstances.   You  are  advised  to  consult  your
investment  adviser or tax adviser  about  which  option may best  minimize  the impact of the Fund liquidating your shares of the Fund.

     Below is a list of two  possible  options.  Each of these  options  will be treated as sales for tax purposes:

     Option #1 - You may redeem your shares immediately and without a redemption fee prior to the  Effective  Date (as  defined  below).  You do not need to wait until the Fund

liquidates  in order to redeem your  shares.  Information  on how to redeem your shares of the Fund is  contained  in the Fund's  prospectus.  If you redeem your
Class C shares prior to receiving your liquidating distribution,  you will still be charged any  applicable  contingent  deferred  sales  charges.  A copy of the
Fund's prospectus is available, without charge, by contacting the Fund c/o Citco
Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern,
Pennsylvania  19355,  or by  calling  the Trust at  1-800-220-8888  (toll-free).
Please see below for important  information regarding shares of the Fund held in an Individual Retirement Account ("IRA") and other qualified retirement plans.

     Option #2 - You may choose to do nothing at this time.  If you choose to do nothing and the shareholders  vote in favor of the Liquidation,  then as soon as reasonably  practicable after the Effective Date (as defined below), you will be mailed a  redemption  check,  which will  include your share of the final income dividend, if any, payable to the name(s) on the account,  representing the value of your shares of the Fund as of the Liquidation  Date (as defined  below).  The redemption check will be mailed to the address listed on the account at the time the check is mailed. Please see below for important information regarding shares of the Fund held in an IRA and other qualified plans.

         * * * IMPORTANT INFORMATION FOR SHARES HELD IN AN IRA AND OTHER
                        QUALIFIED RETIREMENT PLANS * * *

     If your Fund shares are held in an IRA or other qualified  retirement plan, you must reinvest this amount  through your current  retirement  plan or another
qualified   retirement  plan  to  avoid  possible   penalties  and  adverse  tax
consequences.

     In  addition,  if your  Fund  shares  are held in an IRA  account  or other qualified  retirement  plan  and the  redemption  check  would  be made  payable directly to you, the amount you receive may be reduced by any  required  federal or state income tax withholding.

     Fund  shares  held on the  Liquidation  Date (as  defined  below) in an IRA account or other  qualified  retirement plan will be exchanged for shares of the
Quaker  Money Market Fund to avoid  penalties  that may be imposed on holders of these accounts under the U.S. Internal Revenue Code of 1986 if Fund shares would otherwise be redeemed in cash. Investors may obtain a copy of the prospectus for
Quaker Money Market Fund by calling 1-800-220-8888 (toll-free).

     Please contact your financial  adviser or the Trust at  1-800-220-8888  for more information.

Summary of the Plan of Liquidation and Dissolution

     The Board has approved the Plan,  which is summarized  below. The following summary  does not purport to be complete  and is subject in all  respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Exhibit A.  Shareholders are urged to read the Plan in its entirety.

Effective  Date  of the  Plan  and  Cessation  of the  Fund's  Activities  as an
Investment Company

     The effective date of the Plan (the "Effective  Date") shall be the date on which the Plan is approved by the  affirmative  vote of a majority of the Fund's outstanding  shares of record  represented in person or by proxy at the Meeting, at which a quorum is present.  On the Effective  Date,  the Fund shall cease its regular  business as a series of an  investment  company and shall not engage in any  business  activities  except  for the  purposes  of  winding  up the Fund's business and affairs,  preserving the value of its assets,  and distributing its assets to shareholders in the Fund in accordance with the provisions of the Plan after  discharging or making  reasonable  provision for the Fund's  liabilities;
provided,  however,  that the Fund may  continue to carry on certain  activities until the final liquidating distribution to its shareholders is made.

Payments of Debts; Expenses of the Liquidation and Dissolution

     As soon as reasonable  and  practicable  after the Effective  Date,  but no later  than  February  28,  2007,  the Fund  shall  determine  and pay,  or make reasonable  provision  to pay,  in full all claims and  obligations,  including,
without  limitation,  all  contingent,   conditional  or  unmatured  claims  and
obligations  known to the Fund, and all claims and obligations that are known to the Fund but for which the  identity of the  claimant is unknown.  The Fund will bear  all of the  expenses  incurred  by the  Fund  in  carrying  out  the  Plan including, all printing, legal, accounting, custodian, and transfer agency fees, and the  expenses of any reports to or meeting of  shareholders,  whether or not the Liquidation contemplated by the Plan is effected.

Liquidation Distribution

     It is expected that the liquidating  distribution to Fund shareholders will be  made  in  cash  as  soon  as  practicable  after  the  Effective  Date  (the
"Liquidation  Date").  On the  Liquidation  Date, or as soon as  reasonable  and practical  thereafter,  the  Trust  shall  distribute  pro  rata  to the  Fund's shareholders of record as of the close of business on the  liquidation  date all of the  Fund's  then  existing  assets in  complete  and full  cancellation  and redemption  of all the  outstanding  shares of the Fund,  except for cash,  bank deposits, or cash equivalent securities in an estimated amount necessary to: (a)
discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation  Date,  including,  but not limited to, income  dividends and capital gains  distributions,  if any, payable through the Liquidation Date, and
(b) pay such  contingent  liabilities as the Board of Trustees shall  reasonably deem to exist against the assets of the Fund on the Fund's  books.  If the Board is unable to make distributions to all of the Fund's shareholders  because of an inability to locate  shareholders to whom  distributions are payable,  the Board may  create,  in the name and on behalf of the Fund,  a trust  with a  financial institution and, subject to applicable  abandoned  property laws, deposit any of the Fund's  remaining  assets in such trust for the benefit of the  shareholders that cannot be located.  The expenses of such trust shall be charged against the assets therein.

Continued Operation of the Fund

     The Board will have the authority to authorize such non-material variations from or  non-material  amendments of the  provisions of the Plan (other than the terms of the liquidating

distribution) at any time without shareholder  approval, if the Board determines that such action  would be advisable  and in the best  interests of the Fund and its  shareholders,  as may be necessary or  appropriate  to effect the gathering together of Fund assets, the liquidation of the Fund's portfolio securities, the distribution  of the Fund's net assets to  shareholders,  and the dissolution of the Fund in accordance with the Amended and Restated  Declaration of Trust,  the laws of the Commonwealth of  Massachusetts,  and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and in the judgment of the Board will  materially  and adversely  affect the interests of the Fund's shareholders,  such  variation  or  amendment  will be  submitted  to the Fund's shareholders for approval. In addition,  the Board may abandon the Plan, without shareholder  approval,  if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

General Income Tax Consequences

     The  following is a general  discussion of certain  material  U.S.  federal income tax considerations to U.S.  shareholders  resulting from the Liquidation.
This  discussion  is based on current U.S.  federal  income tax laws,  which are subject to change,  possibly with retroactive  effect. The Fund has not sought a
ruling  from  the  Internal   Revenue   Service  ("IRS")  with  respect  to  the
Liquidation.  The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder  upon receipt of a liquidation  distribution will be as set forth below.

     This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific U.S.
shareholders in light of their particular  circumstances or to U.S. shareholders subject  to  special  treatment  under  U.S.  federal  income  tax law  (such as
financial    institutions,    insurance    companies,    tax-exempt    entities,
broker-dealers, pension plans or persons that have a "functional currency" other than the U.S. dollar).  This discussion does not address any U.S. state or local tax considerations or alternative minimum tax  considerations.  Implementing the
Plan may  impose  unanticipated  tax  consequences  on  shareholders  and affect
shareholders   differently,   depending  on  their   particular  tax  situations
independent of the Plan.

     As used in this discussion,  the term "U.S. shareholder" means a beneficial owner of shares of the Fund that is, for U.S.  federal income tax purposes,  (a)
an  individual  who is a  citizen  or  resident  of  the  United  States,  (b) a corporation  (or other entity treated as a corporation  for U.S.  federal income tax purposes)  created or organized in or under the laws of the United States or of any state or  political  subdivision  thereof or  therein,  (c) an estate the income of which is subject to U.S.  federal  income tax regardless of the source thereof or (d) a trust with respect to which a court within the United States is able to exercise  primary  supervision over its  administration  and one or more
U.S. fiduciaries has the authority to control all of its substantial  decisions, or certain trusts electing to be treated as U.S.  persons.  If a partnership (or other entity or arrangement  that is treated as a partnership  for U.S.  federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the  activities of the  partnership.  If you are a partner in a partnership  that holds shares,  you should  consult your tax adviser.

EACH  SHAREHOLDER  IS URGED TO  CONSULT  THEIR  TAX  ADVISER  REGARDING  THE TAX
CONSEQUENCES OF THE LIQUIDATION.

     If its  shareholders  approve  the Plan,  the Fund will sell its assets and distribute  the proceeds and any income to  shareholders.  Whether the Fund will have a net realized  capital gain (or loss) on the Liquidation  Date will depend on market  conditions  and  redemption  activity  during  the  solicitation  and liquidation period.

     The Fund anticipates that it will retain its qualification for treatment as a regulated  investment  company during the liquidation period and will make all required  distributions  so that it will not be taxed on the Fund's net gain, if any, realized from the sale of its assets. The Fund may, if eligible,  treat all or a portion of the amounts to be distributed as having been paid out as part of the  liquidating  distribution  made  to the  Fund's  shareholders  in  complete liquidation of the Fund.

     If necessary,  the Fund shall, by the  Liquidation  Date, have declared and paid a dividend or dividends  which,  together with all previous such dividends, shall have the effect of  distributing  to the  Fund's  shareholders  all of the
Fund's  investment  company  taxable  income for the taxable  years ending at or prior to the  Liquidation  Date  (computed  without  regard to any deduction for dividends  paid),  and all of the Fund's net capital gains, if any,  realized in the taxable years ending at or prior to the  Liquidation  Date (after  reduction for any capital loss  carry-forward)  and any  additional  amounts  necessary to avoid any excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or a portion of such amounts  required to be  distributed as an income dividend or capital gain  distribution  on account of the Fund's  final  taxable year as having been paid out as a part of the liquidation  distributions made to the Fund's shareholders in complete liquidation of the Fund. As described in the next  paragraph,  any  such  liquidation  distributions  (in  lieu of an  income dividend or capital gain distribution)  would be treated by Fund shareholders as received in a sale or exchange of their Fund shares. Within sixty days after the close of the Fund's final taxable year, the Fund will notify  shareholders as to the  portion,  if  any,  of the  amounts  distributed  in the  Liquidation  that constitutes a capital gain distribution and that constitutes an income dividend, if any, for federal income tax purposes.

     A U.S. shareholder who receives a liquidating  distribution will be treated as having  received the  liquidating  distribution in exchange for its shares of the Fund.  Liquidating  distributions  will  first be a  tax-free  recovery  and reduction of adjusted basis of a U.S. shareholder's shares to the extent thereof and then will be treated as a gain. If a U.S.  shareholder  does not recover all of its adjusted basis,  such U.S.  shareholder  will recognize a loss. If a U.S.
shareholder  holds  shares  as  capital  assets,   the  gain  or  loss  will  be
characterized  as a capital gain or loss.  If the shares have been held for more than one year, any such gain will be treated as long-term capital gain,  taxable to individual  U.S.  shareholders  at a maximum federal tax rate of 15%, and any such loss will be treated as long-term  capital loss and subject to limitations.
Notwithstanding  the  foregoing,  any loss realized by a U.S.  shareholder  with respect  with  respect to shares of the Fund held for six months or less will be treated as long-term  capital  loss to the extent of any capital gain  dividends with respect to such shares.

     Short-term  capital gains are taxed to  non-corporate  shareholders  at the graduated income tax rates applicable to ordinary income.  All income recognized by a  corporate  shareholder  pursuant  to the  Liquidation,  regardless  of its character  as capital  gains or ordinary  income,  will be subject to tax at the regular graduated federal corporate income tax rates.

     U.S.  shareholders should also be aware that liquidating  distributions may be subject to a 28% backup  withholding  tax unless the U.S.  shareholder  is an entity exempt from withholding (including corporations,  tax-exempt corporations and certain qualified  nominees),  or provides its taxpayer  information  number
("TIN") and certifies on a properly  completed IRS Form W-9 or other  substitute form that no loss of exemption  from backup  withholding  has  occurred.  Backup withholding  tax is  not an  additional  tax  and  may  be  credited  against  a taxpayer's federal income tax liability.

     The receipt of a liquidation  distribution by an IRA that holds shares will not be taxable to the IRA owner for federal  income tax purposes.  If, under the terms of an IRA, the  liquidation  distribution  must be  distributed to the IRA owner,  however,  the  distribution  would be  taxable  for  federal  income tax purposes  and, if the owner has not  attained  age 59,  generally  also would be subject  to an  additional  10% early  withdrawal  tax.  Nonetheless,  in such a circumstance,  a taxable event may be avoided: (i) by exchanging that portion of an IRA account  balance before this balance is  distributed  directly to another series of the Trust; (ii) by transferring that portion of an IRA account balance before this balance is distributed directly to another IRA custodian or trustee;
or (iii) by rolling over the  distribution  within sixty days of the date of the distribution to another IRA. An IRA may be rolled over only once in any one-year period;  therefore,  a rollover will not be an available  alternative  if an IRA owner  rolled  over an earlier  distribution  from an IRA at any time within the one-year  period  preceding the date of the  distribution.  There are many rules governing  IRAs and the transfer and  rollover of IRA assets.  In addition,  tax results may vary depending on the status of an IRA owner.  Owners of an IRA that will receive liquidation distributions, therefore, should consult with their own tax advisers  concerning the  consequences  of the  liquidation  distribution in advance of the liquidation distribution.

     An individual,  corporation, estate or trust that is not a U.S. shareholder
(a "non-U.S.  shareholder") generally will not be subject to U.S. federal income tax on any gain  realized  in  connection  with  the  liquidation  of the  Fund,
provided  that  the  gain  is  not  effectively   connected  with  the  non-U.S.
shareholder's conduct of a U.S. trade or business. However, any income dividends paid to non-U.S.  shareholders in connection with the Liquidation may be subject to U.S.  withholding  tax.  Special  tax  certification  rules apply to non-U.S.
shareholders to avoid backup withholding.

Powers of the Board

     The Board and,  subject to the direction of the Board,  the officers of the
Fund,  shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may  consider  necessary or desirable to carry out the purposes of the Plan, including the

execution and filing of  certificates,  tax returns,  forms,  other papers,  and state and federal regulatory filings.

Shareholders  may  redeem  shares or  exchange  Fund  shares for shares of other series of the Trust

     The Plan will not affect a  shareholder's  right to redeem or exchange  the
Fund's shares prior to the Liquidation.  Therefore,  a shareholder may redeem or exchange (up to the  business day before the Plan is approved by  shareholders), in accordance  with the  procedures for the Class A, C and  Institutional  Class shares set forth in the Fund's prospectus,  without waiting for the Fund to take any action respecting its Liquidation.  Shareholders  exchanging their shares of the Fund for shares of another fund of the Trust (each a "Quaker  Fund")  should
obtain  and  read  that  Quaker  Fund's  current   prospectus,   which  contains
information about its investment objectives,  strategies,  charges and expenses, prior to electing  that  option.  An exchange  or  redemption  may also have tax consequences to a shareholder.

     A  prospectus  of any of the Quaker  Funds may be  obtained  by calling the
Trust  at  1-800-220-8888  (toll-free).  In the  event  that a large  number  of shareholders  redeem or  exchange  shares  prior to the Fund's  liquidation  and dissolution,  the Fund's liquidating distributions to remaining shareholders may be  adversely  affected as fixed costs of the Fund will be spread over a smaller asset base.

What happens if shareholders of the Fund do not approve the Liquidation?

     If  shareholders  of the Fund vote against the  Liquidation,  the Fund will temporarily  remain  operational  and the Board will consider  what  appropriate action to take with respect to the Fund.

                        THE BOARD OF TRUSTEES UNANIMOUSLY
                         RECOMMENDS THAT YOU VOTE "FOR"
                   THE LIQUIDATION AND DISSOLUTION OF THE FUND

                               VOTING INFORMATION

How will the shareholder voting be handled?

     Only  shareholders  of  record  of the  Fund at the  close of  business  on
February 28, 2006 (the "Record  Date") will be entitled to notice of and to vote at the  Meeting,  and will be  entitled  to one vote for each  full  share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the  proposal on behalf of the Fund are not  received by the date of the
Meeting,  the  Meeting  may be  adjourned  to permit  further  solicitations  of proxies.

     The Trust expects  that,  before the Meeting,  broker-dealer  firms holding shares of the Fund in "street name" for their  customers and  beneficial  owners will request voting  instructions from their customers and beneficial owners. If these  instructions are not received by the date specified in the  broker-dealer firms' or such depositories' proxy solicitation materials, the Trust understands that the broker-dealers may vote on behalf of their customers and beneficial  owners.  Certain  broker-dealers  may exercise  discretion  over shares held in their name for which no instructions are received by voting these shares  in the same  proportion  as they vote  shares  for  which  they  receive instructions.

What constitutes a quorum?

     With respect to actions to be taken by the  shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders  entitled to cast a majority of the shares  issued and  outstanding and  entitled to vote on the proposal at the Meeting  shall  constitute a quorum for purposes of voting upon the proposal at the Meeting.  Abstentions and broker non-votes  will be  included  for  purposes of  determining  whether a quorum is present at the Meeting for a particular  matter and will have the same effect as a vote  "against" the proposal.  As used above "broker  non-vote" are shares for which a broker  holding  such  shares for a  beneficial  owner has not  received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary  authority or instructions from the beneficial owner.

How do I ensure my vote is accurately recorded?

     You may  attend  the  Meeting  and vote in  person.  You may  also  vote by completing,  signing,  and  returning  the  enclosed  Proxy Card in the enclosed postage-paid  envelope or by voting by  telephone or over the  Internet.  If you return your signed Proxy Card, your votes will be officially cast at the Meeting by the persons appointed as proxies. The Proxy Card is, in essence, a ballot. If you simply  sign and date the Proxy Card but give no voting  instructions,  your shares will be voted in favor of the  proposal on which you are entitled to vote and in accordance with the views of management upon any unexpected  matters that come before the Meeting or any adjournments  thereof. If your shares are held of record by a  broker-dealer  and you wish to vote in person at the  Meeting,  you should  obtain a legal  proxy from your  broker of record and  present it at the
Meeting.

What vote is required to approve the Liquidation?

     The approval of the proposed  liquidation  of the Fund requires a quorum of the holders of the majority of the  outstanding  shares of the Fund,  present in person or by proxy, and a majority of the votes cast.

May I revoke my proxy?

     Shareholders  may  revoke  their  proxy at any time  before  it is voted by sending a written notice to the Trust expressly revoking their proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker,  you will have to make  arrangements  with your  broker to  revoke a  previously  executed proxy.

                                       10

What happens if a quorum is not present?

     If a quorum is not present at the Meeting to vote on the proposal,  or if a quorum is present but sufficient votes to approve the proposal are not received, the holders of a majority of shares of the Fund entitled to vote on the proposal at the  Meeting  present in person or by proxy  (whether  or not  sufficient  to constitute  a  quorum)  may  adjourn  the  Meeting  in order to  permit  further solicitation  of proxies for the  proposal for which  sufficient  votes have not been received. The persons named as proxies on the enclosed Proxy Cards will use the authority  granted to them to vote on adjournment and it is anticipated that such persons will vote in accordance with the views of management.

What other matters will be voted upon at the Meeting?

     The Board does not intend to bring any  matters  before  the  Meeting  with respect to the Fund other than described in this Proxy  Statement.  The Board is not aware of any other matters to be brought  before the Meeting with respect to the Fund by others.  If any other  matter  legally  comes  before  the  Meeting, proxies for whom  discretion  has been granted will be voted in accordance  with the views of management.

Who is entitled to vote?

     Only  shareholders of record on the Record Date will be entitled to vote at the Meeting. The total outstanding shares of the Fund entitled to vote as of the
Record Date is set forth in Exhibit B.

What other solicitations will be made?

     The cost of this proxy  solicitation will be borne by the Fund, except that the Adviser will pay for the cost of Computershare,  the Fund's proxy solicitor.
In  addition  to  solicitation  by  mail,  solicitations  also  may be  made  by advertisement,  telephone,  facsimile transmission or other electronic media, or personal  contacts.  The Trust will  request  broker-dealer  firms,  custodians, nominees and fiduciaries to forward proxy materials to the beneficial  owners of the shares of record. The Trust may reimburse  broker-dealer firms,  custodians, nominees and fiduciaries for their  reasonable  expenses  incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional  solicitations
by  telephone,   telecopy  and  personal  interviews.   The  Trust  has  engaged
Computershare  to solicit  proxies  from  brokers,  banks,  other  institutional holders and  individual  shareholders  at an anticipated  cost of  approximately
$2,079 to $2,331, plus out-of-pocket expenses, which includes reimbursements for costs  incurred  by brokers  and banks for  forwarding  material  to  beneficial shareholders,  tabulation  confirmation  charges  and  reasonable  out-of-pocket
expenses   incurred  by  the   Computershare   in  connection  with  this  proxy
solicitation. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The Adviser will pay for the cost of Computershare.
The Trust has agreed to indemnify  Computershare against certain liabilities and expenses,  including  liabilities  under the federal  securities laws. The Trust expects that the  solicitations  will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

                                       11

     If the Trust does not receive  your Proxy Card by a certain  time,  you may receive a telephone call from Computershare asking you to vote. Proxies that are obtained  telephonically  will be recorded  in  accordance  with the  procedures described  below.  The Trustees  believe that these  procedures  are  reasonably designed to ensure that both the  identity of the  shareholder  casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases  where a  telephonic  proxy is  solicited,  the  Computershare representative is required to ask for each  shareholder's full name and address, or the zip code or  employer  identification  number,  and to  confirm  that the shareholder  has received the proxy materials in the mail. If the shareholder is a corporation or other entity,  the Computershare  representative is required to ask for the person's  title and  confirmation  that the person is  authorized to direct the voting of the shares.  If the information  solicited  agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal listed on the Proxy
Card and ask for the  shareholder's  instructions on the proposal.  Although the
Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the  shareholder  how to vote,  other than to read any recommendation set forth in this Proxy Statement. Computershare will record the  shareholder's  instructions on the card.  Within 72 hours,  the shareholder  will be sent a letter or  mailgram  to confirm  his or her vote and asking  the  shareholder  to  call  Computershare  immediately  if  his  or  her instructions are not correctly reflected in the confirmation.

Who will pay the expenses of the Liquidation?

     Under the Plan, the Fund will be responsible  for the expenses  incurred in connection  with the Plan,  except that the Adviser  will  continue its existing voluntary  investment  advisory  expense  waiver  to the  extent  that the total operating  expenses  exceed a certain percent as described in the Fund's current prospectus  and  will  pay  for the  cost of  Computershare,  the  Fund's  proxy solicitor.  No contingent  deferred  sales charge will be applied to any Class C shares held until the final  liquidating  distribution.  Shareholders who redeem their Class C shares prior to such  liquidating  distribution  will be charged a contingent  deferred  sales  charge,  if  applicable,  upon  redemption of their shares.  The costs  related to this  solicitation  include  fees for  attorneys, accountants,  public relations or financial advisers,  solicitors,  advertising,
printing,  transportation,   litigation,  and  other  costs  incidental  to  the
solicitation.  The Fund  shall  reimburse  brokerage  firms and others for their expenses in forwarding  proxy material to the  beneficial  owners and soliciting them to execute proxies.

How do I submit a shareholder proposal?

     The Trust is not  required  to,  and it does not intend  to,  hold  regular shareholders'  meetings.  Accordingly,  there  currently is no specific  date on which shareholder  proposals  intended to be presented at future meetings of the shareholders  must be received by the Trust.  A shareholder  wishing to submit a proposal  for  consideration  for  inclusion in a proxy  statement  for the next shareholders'  meeting  for the  Fund,  if  applicable,  should  send his or her written  proposal to the offices of the Trust,  directed to the attention of its
Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is

                                       12

received  within a reasonable time before the Trust begins to print and mail its proxy  materials  for any such meeting will be  considered  for inclusion in the
Trust's  proxy  statement  and  form or forms of  proxy  card  relating  to such meeting.  Proposals received thereafter will be considered untimely and will not be considered  for  inclusion in these proxy  materials.  The  inclusion  and/or presentation of any such proposals are subject to the applicable requirements of the  proxy  rules  under  the  Exchange  Act.  Submission  of  a  proposal  by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                           PRINCIPAL HOLDERS OF SHARES

     To the best  knowledge  of the  Trust,  as of the Record  Date,  no person, except  as set  forth in  Exhibit  C  attached  to the  Proxy  Statement,  owned beneficially or of record 5% or more of the  outstanding  shares of any class of the Fund.  Except as noted  therein,  the Trust has no knowledge  of  beneficial ownership.

                        MORE INFORMATION ABOUT THE TRUST

The Trust

     The Trust was organized on October 24, 1990 as an  unincorporated  business trust under  Massachusetts law. The Trust's Amended and Restated  Declaration of
Trust (the  "Declaration")  authorizes  the Board to divide  Trust  shares  into various  series,  or funds,  each of which  relates to a separate  portfolio  of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration  currently provides for the issuance  of an  unlimited  number of series and  classes  of shares.  There are currently  ten Funds (the "Funds") that comprise the Trust and Class A, B, C and
Institutional  shares are outstanding for each of Quaker  Strategic Growth Fund,
Quaker Core Equity Fund,  Quaker  Small-Cap  Growth Fund,  Quaker  Mid-Cap Value
Fund, and Quaker Small-Cap Value Fund; Quaker Capital Opportunities Fund, Quaker
Fixed Income Fund and Quaker Biotech  Pharma-Healthcare  Fund each have Class A,
B, and C shares  outstanding;  Quaker  Small-Cap  Trend  Fund has Class A, C and
Institutional  shares  outstanding  and Geewax  Terker  Core Value Fund has only
Class A shares outstanding.

Administration, transfer agency and fund accounting services

     Citco Mutual Funds Services, Inc., 83 General Warren Boulevard,  Suite 200,
Malvern,  Pennsylvania 19355 ("Citco"),  acts as the administrator,  shareholder servicing,  dividend  disbursing and transfer agent and provides fund accounting services for the Fund. Those services include  maintaining  accounting books and records,  performing all functions  related to calculating  the Fund's net asset value,  accruing  expenses of the Fund,  processing  shareholder  purchases  and redemptions  and providing all accounting  information and reports in connection with the  Fund's  audit and  examinations  by  regulatory  agencies,  regulatory compliance testing and other related accounting services.

                                       13

Distribution services

     Pursuant  to an  underwriting  agreement  with  respect to the Fund,  Citco
Mutual Fund Distributors, Inc. (the "Distributor"), 83 General Warren Boulevard,
Suite 200, Malvern,  Pennsylvania  19355,  serves as the exclusive agent for the distribution of shares for the Fund.

     In its capacity as underwriter,  the Distributor  receives  purchase orders and redemption  requests  relating to shares of the Fund. The  Distributor is an affiliate of Citco.

                                       14

                           EXHIBITS TO PROXY STATEMENT

Exhibits

Exhibit A - Plan of Liquidation and Dissolution of Quaker Small-Cap Trend Fund

Exhibit B - Outstanding Shares as of February 28, 2006

Exhibit C - Principal Holders of Shares as of February 28, 2006

                                       15

                                    EXHIBIT A

                       Plan of Liquidation and Dissolution
                                       of
                           Quaker Small-Cap Trend Fund

     This Plan of  Liquidation  and  Dissolution  (the  "Plan") is  intended  to accomplish the complete  liquidation  and  dissolution  of the Quaker  Small-Cap
Trend Fund (the "Fund"),  a series of Quaker  Investment Trust, a business trust organized  under  the  laws  of the  Commonwealth  of  Massachusetts  ("Trust"), registered with the Securities and Exchange Commission as an open-end management investment  company under the Investment  Company Act of 1940, as amended ("1940
Act"), in conformity with the laws of the  Commonwealth  of  Massachusetts,  the
1940 Act,  the  Internal  Revenue  Code of 1986,  as amended  ("Code"),  and the
Trust's Amended and Restated  Declaration of Trust,  dated as of August 1, 1996, and Restated By-Laws ("Organizational  Documents").  All references in this Plan to action  taken by the Fund  shall be  deemed  to refer to action  taken by the
Trust on behalf of the Fund.

     WHEREAS,  in  light  of the  future  prospects  for  growth  for the  Fund, management has recommended that the Fund be liquidated and dissolved; and

     WHEREAS,  the Board of  Trustees  has  considered  the impact on the Fund's shareholders of the termination and liquidation of the Fund; and

     WHEREAS,  the Board of Trustees has  determined  that the  liquidation  and dissolution  of  the  Fund  is  advisable  and  in  the  best  interests  of the shareholders  of the Fund,  and has  considered  and  approved  this Plan as the method of accomplishing such actions; and

     WHEREAS,  the Board of Trustees has directed that this Plan be submitted to the Fund's  shareholders  for their approval and, upon the approval of this Plan by the  affirmative  vote of a  majority  of the  Fund's  outstanding  shares of record,  represented in person or by proxy, at a meeting of the  shareholders at which a quorum is  present,  or by an  instrument  in writing  without a meeting signed by a majority of the Trustees  (or an officer of the Trust  pursuant to a vote of a majority of the Trustees) and consented to by a majority of the Fund's outstanding shares of record, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the laws of the Commonwealth of
Massachusetts and the Code.

     NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

     1.   Effective Date of Plan. The effective date of the Plan (the "Effective
Date") shall be the date on which the Plan is approved by the  affirmative  vote of a majority of the Fund's  outstanding  shares of record represented in person or by proxy at a special  meeting of shareholders of the Fund (the "Meeting") at which a quorum is  present,  or by an  instrument  in writing  without a meeting signed by a majority of the Trustees  (or an officer of the Trust  pursuant to a vote of a majority of the Trustees) and consented to by a majority of the Fund's outstanding shares of record.

                                      A-1

     2.   Liquidation.  Consistent  with the  provisions of this Plan,  the Fund
shall  be  liquidated  as  promptly  as  practicable  in  accordance   with  its
Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331 of the Code ("Liquidation").

     3.   Notice of Liquidation. As soon as reasonable and practicable after the adoption of this Plan, the Fund shall provide notice to the Fund's  shareholders and other  appropriate  parties that this Plan has been approved by the Board of
Trustees and the Fund's shareholders,  and that the Fund will be liquidating its assets.

     4.   Cessation of Business. On the Effective Date, the Fund shall cease its regular  business as a series of an  investment  company and shall not engage in any business  activities  except for the purposes winding up the Fund's business and affairs,  preserving the value of its assets, and distributing its assets to shareholders  in the Fund in accordance  with the  provisions of this Plan after discharging or making reasonable provision for the Fund's liabilities; provided, however,  that the Fund may continue to carry on its activities as an investment company,  as described in its current  prospectus and any  supplements  thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

     5.   Payment of Debts.  As soon as  reasonable  and  practicable  after the
Effective Date, the Fund shall  determine and pay, or make reasonable  provision to pay, in full all claims and obligations,  including,  without limitation, all contingent,  conditional or unmatured claims and obligations  known to the Fund, and all  claims  and  obligations  that are  known to the Fund but for which the identity of the claimant is unknown.

     6.   Liquidation of Assets. As soon as reasonable and practicable after the
Effective Date ("Liquidation Date"), all of the Fund's assets shall be converted into cash or cash equivalents or otherwise liquidated.

     7.   Liquidating  Distribution.  On the  Liquidation  Date,  or as  soon as reasonable and practical thereafter,  the Trust shall distribute pro rata to the
Fund's  shareholders  of record as of the close of business  on the  Liquidation
Date all of the Fund's then  existing  assets in complete and full  cancellation and redemption of all the outstanding  shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a)
discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation  Date,  including,  but not limited to, income  dividends and capital gains  distributions,  if any, payable through the Liquidation Date, and
(b) pay such  contingent  liabilities as the Board of Trustees shall  reasonably deem to exist against the assets of the Fund on the Fund's  books.  If the Board of Trustees is unable to make  distributions  to all of the Fund's  shareholders because  of an  inability  to  locate  shareholders  to whom  distributions  are payable,  the Board of  Trustees  may  create,  in the name and on behalf of the
Fund, a Trust with a financial  institution and, subject to applicable abandoned property laws,  deposit any of the Fund's remaining assets in such Trust for the benefit of the shareholders  that cannot be located.  The expenses of such Trust shall be charged against the assets therein.

     8.   Satisfaction   of  Federal   Income   and   Excise  Tax   Distribution
Requirements.  If  necessary,  the Fund shall,  by the  Liquidation  Date,  have declared and paid a dividend or

                                      A-2

dividends  which,  together  with all previous  such  dividends,  shall have the effect of distributing to the Fund's  shareholders all of the Fund's  investment company  taxable  income  for  the  taxable  years  ending  at or  prior  to the
Liquidation Date (computed  without regard to any deduction for dividends paid), and all of the Fund's net capital  gain,  if any,  realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward)  and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or any portion of the amounts to be distributed  pursuant to this Section 8 as having been paid out as part of the  liquidating  distributions  made to the Fund's  shareholders pursuant to Section 7.

     9.   Expenses  in  Connection  with this  Plan.  The Fund will bear all the expenses associated with the Liquidation, except that Fund shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

     10.  Powers of the Board of Trustees. The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Fund, shall have the authority  to do or to  authorize  any or all acts and things as provided for in the  Plan and as they may  consider  necessary  or  desirable  to carry  out the purposes of the Plan,  including the execution and filing of  certificates,  tax returns,  forms and other papers.  The death,  resignation  or disability of any
Director  or any  officer of the Trust  shall not impair  the  authority  of the surviving  or  remaining  Trustees or  officers  to  exercise  any of the powers provided for in the Plan.

     11.  Filings.  The Board of  Trustees  hereby  authorizes  the  appropriate parties to make any necessary or appropriate filings relating to the liquidation and/or  dissolution  of the Fund with the  Commonwealth  of  Massachusetts,  the
Internal Revenue Service,  the Securities and Exchange  Commission,  or with any other authority.  Without limiting the generality of the foregoing, the officers of the Fund are  authorized  and  directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of approval of this Plan by the shareholders of the Fund.

     12.  Amendment of Plan.  The Board of Trustees  shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund's net assets to its  shareholders in accordance with the laws of the
Commonwealth  of  Massachusetts,   the  1940  Act,  the  Code,  and  the  Fund's
Organizational  Documents, and the winding up of the affairs of the Fund, if the
Board of Trustees determines that such action would be advisable and in the best interests  of the Fund and its  shareholders.  The Board of Trustees may abandon this Plan at any time if it determines that  abandonment  would be advisable and in the best interests of the Fund and its shareholders.

              Adopted by the Board of Trustees on February 9, 2006

                                      A-3

                                    EXHIBIT B

                   OUTSTANDING SHARES AS OF FEBRUARY 28, 2006

------------------------ ------------ ------------ ------------ ------------
      Name of Fund         Class A      Class C      Class I    Total Shares
------------------------ ------------ ------------ ------------ ------------
    Quaker Small-Cap
      Trend Fund          206,058.651  123,639.945   12,003.736  341,702.332
------------------------ ------------ ------------ ------------ ------------

                                      B-1

                                    EXHIBIT C

               PRINCIPAL HOLDERS OF SHARES AS OF FEBRUARY 28, 2006

                                                                  Percent of
Name of Fund and Class          Name and Address of Record     Outstanding Class
                                and Beneficial Owner
Quaker Small-Cap Trend Fund     Schwab-Quaker                       19.93%
Class A                         101 Montgomery Street
                                San Francisco, CA 94104

Quaker Small-Cap Trend Fund     First Clearing Corporation           7.98%
Class C                         7980 Graves Road
                                Cincinnati, OH 45243-3627

Quaker Small-Cap Trend Fund     Tallas Arthur                       10.30%
Class C                         First Clearing Corporation
                                7980 Graves Road
                                Cincinnati, OH 45243-3627

Quaker Small-Cap Trend Fund     IRA FBO Caren Ascole                 8.23%
Class I                         Pershing, LLC
                                PO Box 2052
                                Jersey City, NJ 07303

Quaker Small-Cap Trend Fund     Downes David K & Joanne K           90.08%
Class I                         C/O CMFS
                                PO Box C1100
                                Southeastern, PA 19398

                                      C-1

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                      Your Proxy Vote is important!

                                      And now you can Vote your Proxy on the
                                      PHONE or the INTERNET.

                                      It saves Money! Telephone and Internet
                                      voting saves postage costs.  Savings
                                      which can help minimize fund expenses.

                                      It saves Time! Telephone and Internet
                                      voting is instantaneous - 24 hours a day.

                                      It's Easy! Just follow these simple steps:

                                      1. Read your proxy statement and have
                                      it at hand.

                                      2. Call toll-free 1-866-241-6192 or go to
                                      website: https://vote.proxy-direct.com

                                      3. Follow the recorded or on-screen
                                      directions.

                                      4. Do NOT mail your Proxy Card when
                                      you vote by phone or Internet.

                  Please detach at perforation before mailing.

PROXY                         QUAKER INVESTMENT TRUST                     PROXY
                           Quaker Small-Cap Trend Fund
     PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2006

The undersigned  hereby appoints each of Timothy E. Richards and Justin Brundage
or  either   of  them,   with  full   power  of   substitution,   as  proxy  and
attorney-in-fact  for the  undersigned to vote on behalf of the undersigned at a
Special Meeting of  Shareholders of Quaker  Small-Cap Trend Fund (the "Fund") of
Quaker  Investment  Trust  (the  "Trust")  to be held at the  offices  of Quaker
Investment Trust, 309 Technology Drive,  Malvern,  Pennsylvania  19355, on April
24, 2006 at 1:00 p.m., or any adjournments or postponements  thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

This proxy, when properly executed,  will be voted in the manner directed herein by the undersigned shareholder.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any  adjournments  or  postponements  thereof,  hereby  revoking any proxy or proxies heretofore given by the undersigned.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                    VOTE VIA THE TELEPHONE:  1-866-241-6192

                    999 99999 999                              12345678

                    This proxy is only valid  when  signed and dated.  To secure the largest possible representation and avoid the additional expense to the Fund of further solicitation, please date and sign the name or names  below  as  printed  on this  card to authorize  the  voting of your  shares as  indicated.  Where shares are  registered  with joint owners,  all joint owners should sign.  Persons  signing as  executor,  administrator, trustee or other  representative  should  give full title as such.

                    ______________________________________
                    Signature

                    ______________________________________
                    Signature (if held jointly)

                    ______________________________________
                    Date

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

IF NO SPECIFICATION IS MADE BELOW, THE PROXIES SHALL VOTE "FOR" THE PROPOSAL(S).
PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.   To approve the  liquidation and dissolution of     FOR   AGAINST   ABSTAIN
     Quaker Small-Cap Trend Fund, as set forth in the   [ ]     [ ]        [ ]
     proposal in the Proxy Statement.

2.   To grant the proxyholders  authority to vote       [ ]     [ ]        [ ]
     upon any other business as may properly come
     before the Special Meeting.

         PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.